UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)January 13, 2005

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                 000-22537-01                     23-2215075
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          (Commission File Number)    (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA 19512
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               (Address of Principal Executive Offices) (Zip Code)

                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     __ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.
------------------------

         On January 13, 2005, National Penn Bancshares, Inc., issued a press release announcing the postponement of the release of its earnings for 2004. This press release is included in this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

(c) Exhibits.

         99.1 - National Penn Bancshares, Inc., Press Release dated January 13, 2005.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL PENN BANCSHARES, INC.


                                           By /s/Wayne R. Weidner
                                              ---------------------------
                                             Name:  Wayne R. Weidner
                                             Title: Chairman and CEO


Dated:  January 13, 2005


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                                  EXHIBIT INDEX


Exhibit Number                              Description

    99.1         National Penn Bancshares, Inc., Press Release dated
                 January 13, 2005.